EXECUTION COPY

EAGLE BULK SHIPPING INC.

5,400,000 Shares

Common Stock
($0.01 par value per share)

UNDERWRITING AGREEMENT

February 28, 2007

UNDERWRITING AGREEMENT

February 28, 2007

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”), proposes to sell to UBS Securities LLC (the “Underwriter”) an aggregate of 5,400,000 shares (the “Initial Shares”) of common stock, $.01 par value (the “Common Stock”), of the Company). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriter the option to purchase up to 810,000 shares of Common Stock (the “Additional Shares”). The Initial Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-139745) including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. Such registration statement, as so amended, has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Underwriter (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A, Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

The Company has furnished to you, for use by the Underwriter and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Shares. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic

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February 28, 2007

prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriter and by dealers in connection with the offering of the Shares.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means any document that is (i) required to be filed with the Commission by the Company or (ii) exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or the offering that does not reflect the final terms, listed on Schedule C attached hereto. The Underwriter has not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriter with the Commission pursuant to Rule 433 under the Act or that is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or the offering that does not reflect the final terms, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with the Permitted Free Writing Prospectus identified on Schedule C hereto.

Any reference herein to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus

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or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Underwriter agree as follows:

1.  Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company the number of Shares set forth opposite the name of the Underwriter in Schedule A attached hereto at a purchase price of $18.50 per Share. The Company is advised by you that the Underwriter intends (i) to make a public offering of the Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company hereby grants to the Underwriter the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase from the Company all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Shares by the Company, at the same purchase price per share to be paid by the Underwriter to the Company for the Shares. This option may be exercised by the Underwriter at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

2.  Payment and Delivery. Payment of the purchase price for the Initial Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Initial Shares to you through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter. Such payment and delivery shall be made at 10:00 A.M., New York City time, on March 6, 2007 (unless another time shall be agreed to by you and the Company) (hereinafter sometimes called the “time of purchase”). Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

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Payment of the purchase price for the Additional Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Additional Shares to you through the facilities of DTC for the account of the Underwriter. Such payment and delivery shall be made at 10:00 A.M., New York City time, on the date when the Additional Shares are to be delivered. Electronic transfer of the Additional Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of Seward & Kissel, LLP, One Battery Park Plaza, New York, New York 10004, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Shares.

3.  Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:

(a)  the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b)  the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, any additional time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form “S-3” in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase or, as the case may be, the applicable additional time of purchase, if any, did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances

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under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, any additional time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase or any additional time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, any additional time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase or, as the case may be, the applicable additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any

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Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)  prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company is not and will continue not to be an “ineligible issuer” (as defined in Rule 405 under the Act) for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration;

(d)  as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled “Capitalization”; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; no further approval or authority of the stockholders or the Board of Directors of the Company are required for the issuance and sale of the Shares; and the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the National Association of Securities Dealers Automated Quotation National Market System (“NASDAQ”);

(e)  the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Marshall Islands, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

(f)  the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or

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prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”);

(g)  the Company has no subsidiaries (as defined under the Act) other than the Subsidiaries named in Schedule B hereto (collectively, the “Subsidiaries”); the Company owns all of the issued and outstanding capital stock of each of the Subsidiaries; other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of all articles of incorporation, bylaws, certificates of formation, limited liability company agreements and other organizational documents of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made on or after the date hereof and on or prior to the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(h)  the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; and the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s articles of incorporation or bylaws or other governing documents or any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected;

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(i)  the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

(j)  this Agreement has been duly authorized, executed and delivered by the Company;

(k)  neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except, in each case, for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

(l)  the execution, delivery and performance of this Agreement, the issuance and sale of the Shares by the Company pursuant hereto and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other organizational document of the Company or any of the Subsidiaries, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ, or (E)

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any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except, in the case of clause (B), for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

(m)  no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto or the consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, which has been effected, any other approvals, authorizations, consents, orders or filing that have been obtained or made and are in full force and effect and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter or under the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”);

(n)  except as set forth in the Registration Statement, the Disclosure Package and the Prospectus (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

(o)  each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the failure to have such licenses, authorizations, consents and approvals or to make such filings would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the

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Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(p)  all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

(q)  there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

(r)  Ernst & Young LLP, whose audit report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(s)  the audited and unaudited financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data set forth in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Pre-Pricing Prospectuses or the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act) that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet

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obligations), not disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus;

(t)  subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(u)  the Company has obtained for the benefit of the Underwriter the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and officers named in Exhibit A-1 hereto;

(v)  the Company is not and, after giving effect to the offering and sale of the Shares , will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a “passive foreign investment company” or a “controlled foreign corporation” as such terms are defined in the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

(w)  the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described the Registration Statement, the Disclosure Package and the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances; and all the property described in the Registration Statement, the Disclosure Package and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

(x)  neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice (as defined in the National Labor Relations Act); except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge, there has been no violation of any federal, state, local or foreign

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law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

(y)  the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no past or present events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement or common law (including any applicable regulations and standards adopted by the International Maritime Organization) relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(z)  in the ordinary course of its business, the Company and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

(aa)  all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid,

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other than those being contested in good faith and for which adequate reserves have been provided;

(bb)  the Company and each of the Subsidiaries maintains insurance or a membership in a mutual protection and indemnity association covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance or membership insures against such losses and risks to an extent which the Company deems is adequate in accordance with customary industry practice; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase; there are no material claims by the Company or any Subsidiary under any insurance policy or instrument as to which any insurance company or mutual protection and indemnity association is denying liability or defending under a reservation of rights clause; neither the Company nor any of the Subsidiaries is currently required to make any payment, or is aware of any facts that would require the Company or any Subsidiary to make any payment, in respect of a call by, or a contribution to, any mutual protection and indemnity association; and neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance or membership in a mutual protection and indemnity association as and when such insurance or membership expires or is terminated;

(cc)  since the date of the last audited financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, (i) there has not been a material loss (whether actual or constructive or partial or total) of or to any of the vessels that are described in the Registration Statement, the Disclosure Package and the Prospectus as owned or to be acquired by the Company or any Subsidiary, (ii) no such vessel has been arrested or requisitioned for title or hire and (iii) neither the Company nor any of the Subsidiaries has sustained any material loss or interference with its respective business from fire, explosion, flood or other calamity or from any labor dispute or court or governmental action, order or decree;

(dd)  the Company has not sent or received any communication regarding the termination, amendment, modification or waiver of, or intent not to renew, or intent not to consummate any transaction contemplated by, any of the material contracts or agreements referred to or described in the Disclosure Package and the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination, amendment, modification, waiver, non-renewal or intention not to consummate has been threatened by the Company or, to the Company’s knowledge after due inquiry, any other party to any such material contract or agreement;

(ee)  the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with

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existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ff)  the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon effectiveness of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder;

(gg)  the Company has not, directly or indirectly, including through any of the Subsidiaries extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;

(hh)  each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed with a reasonable basis and has been disclosed in good faith;

(ii)  any statistical and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(jj)  neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a

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violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the Foreign Corrupt Practices Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(kk)  the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to which such operations are subject (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(ll)  neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

(mm)  except as described in the Registration Statement, the Disclosure Package and the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement, the Disclosure Package and the Prospectus; all dividends and other distributions declared and payable on the shares of Common Stock of the Company and on the capital stock of each Subsidiary may under the current laws and regulations of the Marshall Islands be paid in United States dollars and freely transferred out of the Marshall Islands; and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the Marshall Islands and are otherwise free and clear of any withholding, stamp, transfer, excise or other tax and may be declared and paid without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities in the Marshall Islands;

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(nn)  the issuance and sale of the Shares to be sold by the Company pursuant hereto will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

(oo)  the Company is in compliance with the Marketplace Rules of the NASDAQ, including, without limitation, the requirements for initial and continued designation of the Common Stock as a NASDAQ security;

(pp)  except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement, the Disclosure Package and the Prospectus;

(qq)  neither the Company nor any of the Subsidiaries nor any of their respective directors, officers or affiliates has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

(rr)  to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus; and

(ss)  no stamp duty, stock exchange tax, value-added tax, withholding tax or any other similar duty or tax is payable in the United States, the Marshall Islands, or any other jurisdiction in which either the Company or any of its Subsidiaries is engaged in business for tax purposes, (including, in each case, any political subdivision thereof or any authority thereof having power to tax), in connection with the execution, delivery or performance of this Agreement by the Company or the issuance, sale or delivery of the Shares by the Company to the Underwriters or the initial resales of the Shares by the Underwriters in the manner contemplated by this Agreement, the Registration Statement, the Disclosure Package and the Prospectus.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

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4.  Certain Covenants of the Company. The Company hereby agrees with the Underwriter:

(a)  to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may reasonably designate and to maintain such qualifications in effect so long as you may reasonably request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)  to make available to the Underwriter in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriter, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may request for the purposes contemplated by the Act; in case the Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the act or any similar rule), a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c)  if, at the time this Agreement is executed and delivered, it is necessary for any post-effective amendment to the Registration Statement to be declared effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

(d)  if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such

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new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e)  to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus and to provide you and the Underwriter’s counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

(f)  subject to Section 4(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the act or any similar rule) in connection with the offering or sale of the Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

(g)  if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

(h)  to advise the Underwriter promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the act or any similar rule) which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriter promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

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(i)  to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than March 6, 2008;

(j)  to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders’ equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

(k)  to furnish to you three copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);

(l)  to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 7(f) hereof;

(m)  to comply with Rule 433(d) under the Act and with Rule 433(g) under the Act;

(n)  to apply the net proceeds from the sale of the Shares in the manner set forth under the caption of “Use of Proceeds” in the Prospectus;

(o)  for a period of 45 days after the date hereof (the “Lock-Up Period”), without the prior written consent of the Underwriter, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible

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into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the Shares and the sales to the Underwriter pursuant to this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement, the Disclosure Package and the Prospectus, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen calendar days plus three business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Section 4(o) shall continue to apply until the expiration of the date that is fifteen calendar days plus three business days after the date on which the issuance of the earnings release or material news or the material event occurs; provided, however, that this sentence shall not apply if the research published or distributed with respect to the Company is issued in compliance with or pursuant to Rule 139 of the Securities Act of 1933, as amended, and the Company’s securities are “actively traded” as such term is defined in Rule 101(c)(1) of Regulation M of the Exchange Act;

(p)  to use its best efforts to cause the Shares to be listed for quotation on the NASDAQ;

(q)  to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock;

(r)  prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent;

(s)  not, at any time on or after the execution of this Agreement, to distribute any “prospectus” (within the meaning of the Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement and the then most recent Prospectus; and

(t)  not to, take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

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5. Payment of Expenses. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the registration, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares by the Company to the Underwriter, (iii) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (iv) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NASDAQ and any registration thereof under the Exchange Act, (v) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriter relating to NASD matters, (vi) the fees and disbursements of any transfer agent or registrar for the Shares, (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriter’s sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses incident to the performance by the Company of their obligations hereunder.

It, however, is understood that, except as provided in this Section 5, Section 6 and Section 9, the Underwriter will pay all of their own costs and expenses, including the fees and expenses of their counsel, transfer and other taxes on resale of any Shares by them and any advertising expenses connected with any offer they make.

6. Reimbursement of Underwriter’s Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to clause (i), (iii), (iv) or (v) of Subsection (y) of the second paragraph of Section 8 or the default by the Underwriter in its obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5 hereof, reimburse the Underwriter for all of its actual accountable out-of-pocket expenses, including the fees and disbursements of their counsel.

7. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at each additional time of purchase, the performance by the Company of each of their respective obligations hereunder and to the following additional conditions precedent:

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(a)  The Company shall furnish to you at the time of purchase and, if applicable, any additional time of purchase, an opinion and negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Company, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to Seward & Kissel, counsel for the Underwriter, in the forms set forth in Exhibit B-1 and Exhibit B-2 hereto.

(b)  You shall have received at the time of purchase and, if applicable, any additional time of purchase, an opinion of Seward & Kissel LLP, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to the Underwriter, in the form set forth in Exhibit C-1 hereto.

(c)  You shall have received at the time of purchase and, if applicable, any additional time of purchase, the written opinion of Seward & Kissel LLP, , addressed to the Underwriter, and dated the time of purchase in form and substance satisfactory to the Underwriter, in the form set forth in Exhibit C-2 hereto.

(d)  You shall have received at the time of purchase and, if applicable, any additional time of purchase, an opinion of Seward & Kissel LLP, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to the Underwriter, in the form set forth in Exhibit D hereto.

(e)  The Company shall furnish to you at the time of purchase and, if applicable, any additional time of purchase, an opinion of Reeder & Simpson P.C., special Marshall Islands counsel for the Company, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to Seward & Kissel LLP, counsel for the Underwriter, in the form set forth in Exhibit E hereto.

(f)  You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, any additional time of purchase, and addressed to the Underwriter in the forms heretofore approved by the Underwriter.

(g)  You shall have received at the time of purchase and, if applicable, any additional time of purchase, the favorable opinion and negative assurance statement of Seward & Kissel LLP, counsel for the Underwriter, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Underwriter.

(h)  No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you reasonably object in writing.

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(i)  The Registration Statement shall have been filed and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act no later than 10:00 p.m. New York City time on the date of determination of the public offering price for the shares. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement.

(j)  Prior to and at the time of purchase and, if applicable, any additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, and any amendment or supplement thereto, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iv) the Disclosure Package, and any amendment or supplement thereto, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(k)  Between the time of execution of this Agreement and the time of purchase or each additional time of purchase, as the case may be, (A) no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known, and (B) no transaction which is material and adverse to the Company has been entered into by the Company or any of the Subsidiaries.

(l)  There shall not have been a material loss (whether actual or constructive or partial or total) of or to any of the vessels that are described in the Registration Statement, the Disclosure Package and the Prospectus as owned or to be acquired by the Company or any Subsidiary and no such vessel shall have been arrested or requisitioned for title or hire.

(m)  The Company will, at the time of purchase and, if applicable, at each additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or each additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.

(n)  You shall have received signed Lock-up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and each additional time of purchase, as the case may be.

UBS Securities LLC
February 28, 2007

(o)  The Shares shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase and each additional time of purchase, as the case may be.

(p)  The Company shall have furnished to you such other documents and certificates as you may reasonably request.

8. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the Underwriter’s judgment, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus, or (y) since of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Underwriter’s judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Underwriter elects to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly in writing.

If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement

UBS Securities LLC
February 28, 2007

(except to the extent provided in Sections 5, 6 and 9 hereof), and the Underwriter shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof).

9. Indemnity and Contribution.

(a)  The Company agrees to indemnify, defend and hold harmless the Underwriter, their partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the

UBS Securities LLC
February 28, 2007

statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)  The Underwriter agrees to indemnify, defend and hold harmless the Company, its directors or officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or necessary to make the statements made therein not misleading but only with reference to information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus, Permitted Free Writing Prospectus or Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)  If any action, suit or proceeding (each, a “Proceeding”) is brought against the Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to Section 9(a), the Underwriter or such person shall promptly notify the Company, in writing of the institution of such Proceeding and the Company, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to the Underwriter or any such person or otherwise. The Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there

UBS Securities LLC
February 28, 2007

may be defenses available to it or them which are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless the Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(d)  If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against the Underwriter pursuant to Section 9(b) hereof, the Company or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the Company, or any such person or otherwise. The Company, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or

UBS Securities LLC
February 28, 2007

additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Underwriter shall not be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but if settled with the written consent of the Underwriter, the Underwriter agree to indemnify and hold harmless the Company, and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(e)  If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) or (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total

UBS Securities LLC
February 28, 2007

underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(f)  The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)  The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, their partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and the Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

10. Information Furnished by the Underwriter. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the section of the Prospectus entitled “Underwriting” in (i) the first paragraph listing the Underwriter and the number of shares to be purchased by the Underwriter, (ii) the second sentence of the fourth paragraph regarding the manner in which Shares may be offered by the Underwriter; (iii) the fifth paragraph regarding resales and commissions and (iv) in the eleventh, twelfth, thirteenth,

UBS Securities LLC
February 28, 2007

fourteenth and fifteenth paragraphs regarding stabilization, short positions and passive market making constitute the only information furnished by or on behalf of the Underwriter as such information is referred to in Sections 3, 4 and 9 hereof.

11. No Fiduciary Duty. The Company hereby acknowledges that the Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriter is acting pursuant to a contractual relationship created solely by this Underwriting Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriter act or be responsible as a fiduciary to the Company, its management, stockholders, creditors, or any other person in connection with any activity that the Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriter hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions, and the Company hereby confirms their understanding and agreement to that effect. The Company and the Underwriter agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriter to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions.

12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile or telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 477 Madison Avenue, New York, New York 10022, Attention: Sophocles N. Zoullas

13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any

UBS Securities LLC
February 28, 2007

court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. The Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company each agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The Company hereby appoint, without power of revocation, Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004 as their respective agents to accept and acknowledge on their behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company and to the extent provided in Section 11 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17. Successors and Assigns. This Agreement shall be binding upon the Underwriter and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s, and any of the Underwriter’s respective businesses and/or assets.

18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[Remainder of page left blank]

If the foregoing correctly sets forth the understanding among the Company and the Underwriter, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriter.

Very truly yours,

EAGLE BULK SHIPPING INC.

By:	/s/ SOPHOCLES ZOULLAS

Name: Sophocles Zoullas Title: Chief Executive Officer

Accepted and agreed to as of the
date first above written

UBS SECURITIES LLC

By:	/s/ SIMON SMITH

Name: Simon Smith Title: Managing Director

By:	/s/ MICHAEL WELSH

Name: Michael Welsh Title: Associate Director

Schedule A

Underwriter	Number of Shares
UBS Securities LLC .	5,400,000

Total	5,400,000

Schedule B

Subsidiaries of the Company

Eagle Shipping International
Condor Shipping LLC
Hawk Shipping LLC
Falcon Shipping LLC
Harrier Shipping LLC
Osprey Shipping LLC
Kite Shipping LLC
Sparrow Shipping LLC
Griffon Shipping LLC
Shikra Shipping LLC
Peregrine Shipping LLC
Cardinal Shipping LLC
Heron Shipping LLC
Merlin Shipping LLC
Jaeger Shipping LLC
Kestrel Shipping LLC
Tern Shipping LLC
Kittiwake Shipping LLC
Oriole Shipping LLC
Robin Shipping LLC
Crested Eagle Shipping LLC
Crowned Eagle Shipping LLC
Shrike Shipping LLC
Skua Shipping LLC
Eagle Bulk (Delaware) LLC

2

Schedule C

Pricing Information

1.	Permitted Free Writing Prospectus dated February 28, 2007, filed by the Company with the Commission pursuant to Rule 433 on March 1, 2007.

Exhibit A

Form of Lock-Up Agreement

Eagle Bulk Shipping Inc.

Common Stock

($0.01 Par Value)

February 28, 2007

UBS Securities LLC
299 Park Avenue
New York, N.Y. 10171-0026
Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”) and you, with respect to the sale by you (the “Offering”) of your common stock, par value $0.01 per share (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 45 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii)

publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to you of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with you be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with you to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Notwithstanding the above, if (i) during the period that begins on the date that is fifteen calendar days plus three business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen calendar days plus three business days after the date on which the issuance of the earnings release or material news or the material event occurs; provided, however, that this sentence shall not apply if the research published or distributed with respect to the Company is issued in compliance with or pursuant to Rule 139 of the Securities Act of 1933, as amended, and the Company’s securities are “actively traded” as such term is defined in Rule 101(c)(1) of Regulation M of the Exchange Act. In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up

Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

Exhibit A-1

List of Additional Persons Required to Execute Lock-Up Agreements

Name	Position

1. Sophocles N. Zoullas	Chief Executive Officer, Chairman, Director
2. Alan S. Ginsberg	Chief Financial Officer
3. Michael B. Goldberg	Director
4. Joseph Cianciolo	Director
5. Frank J. Loverro	Director
6. David B. Hiley	Director
7. Douglas Haensel	Director
8. Michael Mitchell	Director
9. Claude G. Thouret, Jr.	Chief Operating Officer
10. Edward H. James	Chartering Manager
11. Sunil Damodar	Controller

Exhibit B-1

Form of Opinion of the Company’s Special United States Counsel

We have acted as special United States counsel to Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”), in connection with the Underwriting Agreement, dated February 28, 2007 (the “Underwriting Agreement”), between you (the “Underwriter”) and the Company, relating to the sale by the Company to you of 5,400,000 shares (the “Firm Shares”) of the Company’s Common Shares, par value $0.01 per share (the “Common Stock”) and up to an additional 810,000 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments. The Firm Shares and the Option Shares are collectively referred to herein as the “Securities.”

This opinion is being furnished to you pursuant to Section 7(a) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a)
the registration statement on Form S-3 (File No. 333-139745) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act, including information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”) and the Notice of Effectiveness of the Commission posted on its website declaring such registration statement effective on January 9, 2007 (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”);

(b)	the prospectus, dated January 9, 2007 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c)
the prospectus supplement, dated February 28, 2007 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d)
the documents identified on Schedule I hereto, filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus as of the date hereof (collectively, the “Incorporated Documents”);

(e)	an executed copy of the Underwriting Agreement;

(f)	an executed copy of the Registration Rights Agreement, dated as of June 28, 2005, between the Company and Eagle Bulk Ventures LLC (the “Registration Rights Agreement”);

(g)
the certificate of Sophocles N. Zoullas, Chairman of the Board and Chief Executive Officer of the Company and Alan S. Ginsberg, Chief Financial Officer, of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Company’s Certificate”); and

(h)	copies of each of the Applicable Contracts (as defined below).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, including the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and, except to the extent expressly set forth in the opinion set forth in paragraph 1 below, the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. We have also assumed that the Company has been duly organized and is validly existing in good standing, and has requisite legal status and legal capacity, under the laws of its jurisdiction of organization and that the Company has complied and will comply with all aspects of the laws of all relevant jurisdictions (including the laws of the Republic of the Marshall Islands) in connection with the transactions contemplated by, and the performance of its obligations under, the Underwriting Agreement, other than the laws of the United States of America and the State of New York insofar as we express our opinions herein. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts set forth in the Company’s Certificate.

As used herein, (i) “Applicable Contracts” means those agreements or instruments identified in Schedule II hereto, (ii) “Applicable Laws” means those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without our having made any special investigation as to the applicability of any specific law, rule or regulation; (iii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws; (iv) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by the Underwriting Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; and (v) “Applicable Orders” means those judgments, orders or decrees identified on Schedule A to the Company’s Certificate.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a)
we do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Underwriting Agreement (other than with respect to the Company to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the Company to the extent necessary to render the opinions set forth herein);

(b)
the opinion set forth in paragraph 2 below is based solely on our discussions with the officers and other representatives of the Company responsible for the matters discussed therein, our review of documents furnished to us by the Company and our reliance on the representations and warranties of the Company contained in the Underwriting Agreement and the Company’s Certificate; we have not made any other inquiries or investigations or any search of the public docket records of any court, governmental agency or body or administrative agency. In addition, we note that we have not been engaged by, nor have we rendered any advice to, the Company in connection with any legal or governmental proceedings. Accordingly, we do not have any special knowledge with respect to such matters. We understand that such matters have been and are being handled by other counsel; and

(c)
we note that certain of the Applicable Contracts are governed by laws other than Applicable Laws; our opinions expressed herein are based solely upon our understanding of the plain language of such agreement or instrument, and we do not express any opinion with respect to the validity, binding nature or enforceability of any such agreement or instrument, and we do not assume any responsibility with respect to the effect on the opinions or statements set forth herein of any interpretation thereof inconsistent with such understanding.

We do not express any opinion as to any laws other than Applicable Laws and the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon and subject to the foregoing and to the qualifications and limitations hereafter expressed, we are of the opinion that:

1.	The Underwriting Agreement has been duly executed and delivered by the Company, to the extent such execution and delivery are governed by the laws of the State of New York.

2.
To our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or a subsidiary is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed.

3.
The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (ii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

4.
No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

5.
The statements in the Prospectus under the caption “Underwriting”, insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

6.
The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

7.
Except as provided pursuant to the Registration Rights Agreement and in the Securities Purchase Agreement dated June 22, 2006 between the Company and the Investors listed in Exhibit A thereto, there are no persons with rights under any Applicable Contract to have any Common Shares or shares of any other capital stock or equity interests of the Company registered by the Company under the Securities Act.

8.
There are no persons with rights under any Applicable Contract to have any Common Shares or shares of any other capital stock or equity interests of the Company registered under the Registration Statement.

9.
Under the laws of the State of New York relating to personal jurisdiction, the Company has validly and irrevocably submitted to the personal jurisdiction of any state court in the City, County and State of New York (each, a “New York Court”) in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed Seward & Kissel LLP as its authorized agent for the purpose described in Section 16 of the Underwriting Agreement; and service of process effected on such agent in the manner set forth in Section 16 of the Underwriting Agreement will be effective insofar as the law of the State of New York is concerned to confer valid personal jurisdiction over the Company.

We advise you that Mr. Michael Mitchell, of counsel to Skadden, Arps, Slate, Meagher & Flom LLP, is a director of Eagle Bulk Shipping Inc. and as of the date hereof beneficially owns 13,333 options exercisable into shares of Eagle Bulk Shipping Inc.’s common stock and dividend equivalent rights with respect to 14,815 shares of common stock.

This opinion is furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Securities or that seeks to assert your rights in respect of this opinion (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Exhibit B-2

Form of Negative Assurance Letter of the Company’s Special United States Counsel

We have acted as special United States counsel to Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”), in connection with the Underwriting Agreement, dated February 28, 2007 (the “Underwriting Agreement”), between you (the “Underwriter”) and the Company, relating to the sale by the Company to you of 5,400,000 shares (the “Firm Shares”) of the Company’s Common Shares, par value $0.01 per share (the “Common Stock”) and up to an additional 810,000 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments. The Firm Shares and the Option Shares are collectively referred to herein as the “Securities.”

This letter is being furnished to you pursuant to Section 7(a) of the Underwriting Agreement.

In the above capacity, we have reviewed the registration statement on Form S-3 (File No. 333-139745) of the Company relating to the Securities and other securities of the Company filed on December 29, 2006 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act, including the Incorporated Documents (as defined below) and the information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), and the Notice of Effectiveness of the Commission posted on its website declaring such registration statement effective on January 9, 2007 (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”), and (i) the prospectus, dated January 9, 2007 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement, (ii) the preliminary prospectus supplement, dated February 28, 2007 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and (iii) the prospectus supplement, dated February 28, 2007 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. We also have reviewed the documents identified on Schedule I hereto filed by the Company pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus as of the date hereof (collectively, the “Incorporated Documents”), each “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) identified on Schedule II hereto relating to the Securities (collectively, the “Issuer General Use Free Writing Prospectuses”) and such other documents as we deemed appropriate. We have been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, Marshall Islands counsel for the Company, representatives of the independent accountants of the Company and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement, the Prospectus and the General Disclosure Package (as defined below) and related matters were discussed. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the General Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in paragraph 5 of our opinion to you dated the date hereof).

On the basis of the foregoing, (i) the Registration Statement, at the Applicable Time (defined below), and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the Applicable Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

As used herein, (i) “Applicable Time” means 8:45 a.m. (Eastern time) on March 1, 2007, which you advised us is the time of the first contract of sale of the Securities, and (ii) “General Disclosure Package” means the issuer free writing prospectus, dated February 28, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on March 1, 2007, and the Preliminary Prospectus, all considered together.

In addition, based on the foregoing, we confirm to you that (i) the Prospectus has been filed with the Commission within the time period required by Rule 424 of the Rules and Regulations and (ii) any required filing of Issuer General Use Free Writing Prospectuses pursuant to Rule 433 of the Rules and Regulations has been filed with the SEC within the time period required by Rule 433(d) of the Rules and Regulations.

This letter is furnished only to you and is solely for benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the

Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Securities or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Exhibit C-1

Form of Opinion to the Underwriter of the Company’s Special United States Tax Counsel

We have acted as special United States counsel to Eagle Bulk Shipping Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”) and each of the subsidiaries of the Company listed on Schedule I hereto (collectively the “Subsidiaries”) in connection with (i) the sale by the Company, of up to [                 ] shares of the Company’s common stock, par value $.01 per share (the “Shares”); (ii) the Underwriting Agreement dated February 28, 2007 (the “Underwriting Agreement”) among the Company, and UBS Securities LLC (the “Underwriter”) and (C) the preparation of a registration statement on Form S-3 (File No. 333-139745), including the prospectus of the Company contained therein and a final prospectus supplement thereto date February 28, 2007 (as may be amended, the “Prospectus”), with respect to the sale of the Shares included therein (as may be amended, the “Registration Statement”). This opinion is furnished to the Underwriter pursuant to Section 7(b) of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

In rendering this opinion we have examined and relied on originals or copies of the following:

1)	the Registration Statement (including the documents incorporated by reference therein); and

2)	the Prospectus and the Pre-Pricing Prospectus (as defined herein).

We have also examined and relied, as to factual matters, upon originals, or copies certified to our satisfaction, of such records, documents, certificates of officers of the Company, the Subsidiaries and of public officials and other instruments, and made such other inquiries, as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below. As to questions of fact material to this opinion, we have, with your approval, where relevant facts were not independently established, relied upon, among other things, the representations made in the Underwriting Agreement and certificates of officers of the Company or the Subsidiaries.

Based upon and subject to the foregoing and to the limitations hereafter expressed, we are of the opinion that the statements contained in the Company’s annual report on Form 10-K for the period ending December 31, 2006 and incorporated by reference into the Registration Statement under the captions “Risk Factors—Company Specific Risk Factors—We may have to pay tax on United States source income, which would reduce our earnings”, “Risk Factors—Company Specific Risk Factors—United States tax authorities could treat us as a “passive foreign investment company”, which could have adverse United States federal income tax consequences to United States holders”, the statements contained in the Prospectus and the preliminary prospectus supplement dated February 28, 2007 relating to the Shares (including the base prospectus attached thereto and the documents incorporated by reference therein, the “Pre-Pricing Prospectus”) under the heading “Tax Considerations—United States Federal Income Tax Considerations”, insofar as such statements constitute a summary of documents or matters of law, or that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects.

Members of our firm are members of the bar of the State of New York. Our opinion is limited to the federal laws of the United States. We express no opinion with respect to the laws of any other jurisdiction or statute.

This opinion is rendered as of the date hereof, and we have no responsibility to update this opinion for events or circumstances occurring after the date hereof, nor do we have any responsibility to advise you of any change in the laws after the date hereof.

This opinion is rendered only to the Underwriter and is solely for its benefit in connection with its purchase of the Shares. This opinion may not be relied upon by the Underwriter for any other purpose or by any other person, firm or corporation for any purposes whatsoever without our prior written consent.

Very truly yours,

Exhibit C-2

Form of Opinion to the Company of the Company’s Special United States Tax Counsel

I. INTRODUCTION

We have acted as counsel to UBS Securities LLC (the “Underwriters”), in connection with the sale of up to [                          ] shares of the common stock (the “Shares”) of Eagle Bulk Shipping Inc., a Marshall Islands corporation (“Eagle” or the “Company”) by in a public offering (the “Offering”). In this capacity, we have advised the Underwriters regarding the extent to which Eagle and Eagle’s wholly-owned subsidiaries incorporated outside the United States (the “Subsidiaries”) will be subject to United States federal income taxation (Eagle and its Subsidiaries, collectively, the “Eagle Group”). The Underwriters have requested our opinion regarding whether Eagle will constitute a “passive foreign investment company” (a “PFIC”) for United States federal income tax purposes.

Section II below sets forth our understanding of the relevant facts relating to the activities of the Eagle Group. Our analysis of the legal authorities relating to the PFIC classification of the members of the Eagle Group and our opinion on this issue are contained in Sections III and IV, respectively.

II.  RELEVANT FACTS

Except as described below, Eagle will not engage in any activities other than its ownership of all of the stock of the Subsidiaries. The Subsidiaries will own and operate a fleet of vessels which will transport dry bulk commodities along worldwide shipping routes. Each of the Subsidiaries has elected to be disregarded as an entity separate from Eagle for United States federal income tax purposes. Therefore, Eagle is the only entity in the Eagle Group which will file a United States federal income tax return. Prior to and after the Offering, the Shares of Eagle will be publicly traded on the Nasdaq Global Select Market.

A separate Subsidiary will own and operate each of the 16 Handymax dry bulk carriers. For purposes of this opinion, all of the carriers currently operated, and that are expected to be operated in the future, by the Subsidiaries are collectively referred to herein as the “Vessels.”

After the Offering, the Vessels will be chartered (or continue to be chartered) under time charters1 or under voyage charters2 to unrelated third parties (the “Charterers”).

1     A time charter is a contract for the use of space in a vessel for a fixed period of time. Under such a charter, the owner of the vessel remains in control over the navigation and management of the vessel, paying and being responsible for the crew, supplies, repairs and maintenance, provisions, insurance, fees, etc. The time charterer is in control of where the vessel is to go, the cargo to be transported on the vessel, and is subject to charges for fuel, port charges, commissions and expenses connected with the cargo.

Under a time charter, Subsidiaries will typically receive a basic hire rate determined on a per day basis, which will be payable monthly in advance and, in the case of a long-term charter, will increase annually. Under a voyage charter, the Subsidiaries will typically receive a basic hire rate determined on a per voyage basis, which will be payable in advance (the time and voyage charter fees, collective, the “Charter Fees”). As of the date of this opinion, none of the Vessels are subject to bareboat charters.3

Eagle currently charters the Vessels in the period charter market. The period charter market consists of time charters which last for a long period of time, often up to several years. After the Offering, Eagle intends to deploy all of its vessels under period charters lasting for periods of one year to three years.4

V.Ships (“VS”), a company unaffiliated with Eagle, currently acts and will continue to act after the Offering, as technical manager for the fleet of Vessels owned by the Subsidiaries and will provide services such as supervising the crewing, supplying and drydocking of the Vessels. Eagle International (USA) LLC (“Eagle (USA)”), a wholly-owned Marshall Islands subsidiary of Eagle that has elected to be disregarded as an entity separate from that of Eagle for United States federal income tax purposes, currently provides and will continue to provide after the Offering commercial management services, including operations, chartering, sale and purchase, post-fixture administration, accounting and freight invoicing, to the Subsidiaries.

Under its time charters and voyage charters of the Vessels, the Subsidiaries generally are responsible for the payment of the operating expenses of the Vessels that typically are borne by vessel owners, including crew wages and all related costs, Vessel supplies, insurance, tonnage taxes, routine repairs and maintenance and other direct operating costs. In a time charter, the charterer is responsible for voyage expenses (such as fuel and port charges), whereas, in a voyage charter, the Subsidiaries are responsible for such expenses. The time charters and voyage charters which are entered into by the Subsidiaries are standard industry

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2     A voyage charter is similar to a time charter except that the vessel is chartered for a specified voyage instead of a specified period of time.

3     A bareboat charter is a contract for the use of a vessel whereby the charterer performs functions normally performed by the owner of the vessel, such as furnishing of the crew and supplies. The charterer is in complete possession, control and command of the vessel and the owner of the vessel bears none of the expenses or responsibilities of the operation of the vessel.

4     The two Vessels which will be acquired after the Offering will be deployed in the period market.

charter party agreements (the “Charter Agreements”) and generally provide, among other things, that:

12.
throughout the duration of the charter, the Vessel will “have a full and efficient complement of master, officers and crew for a vessel of her tonnage . . . who shall be trained to operate the vessel and her equipment competently and safely”;

13.	throughout the duration of the charter, the Subsidiaries shall “exercise due diligence so as to maintain or restore the vessel”;

14.
the Subsidiaries guarantee that throughout the duration of the charter, and unless otherwise ordered by the Charterers, the Vessel’s crew will “prosecute all voyages with the utmost dispatch, render all customer assistance, and load and discharge cargo as rapidly as possible . . . . ”;

15.
the Subsidiaries “undertake to provide and to pay for all provisions, wages, and shipping and discharging fees and all other expenses of the master, officers and crew” and, with certain specified exceptions, “for all insurance on the vessel, for all deck, cabin and engine room stores, and for water, except water used for clearing, for all drydocking, overhaul, maintenance and repairs to the vessel, and for all fumigation expenses and de-rat certificates”;

16.
in the case of a time charter, the Charterers shall provide and pay for all fuel (except fuel used for domestic services), towage and pilotage and shall pay agency fees, port charges, commissions, expenses of loading and unloading cargoes, canal dues and all charges other than those payable by the Subsidiaries under clause (iv) above. In a voyage charter, the Subsidiaries shall provide and pay for the above expenses; and

17.	the Subsidiaries have the right and obligation to drydock the Vessel at regular intervals at the expense of the Subsidiaries.

Eagle and each Subsidiary has entered into identical technical management agreements (the “Technical Management Agreements”), pursuant to which the Subsidiary appoints VS as the technical manager of the Subsidiary’s Vessel. Under the Technical Management Agreements, VS will be paid a fixed monthly management fee of $8,333 per Vessel plus actual costs incurred by the Vessels (the “Management Fee”).

In consideration for the Management Fee, VS agrees to provide the following technical management services:

1.	engaging and providing for crew for the Vessels, including all payroll, pension and insurance arrangements;

2.	arranging for and supervising the proper maintenance of the Vessels;

3.	arranging for the Vessel and its crew to at all times be properly insured and in compliance with all applicable laws, rules and regulations;

4.	arranging for the supply of such provisions, stores, lubricating oil and other consumables; and

5.	making certain specified capital improvements to the Vessels.

Virtually all of the technical management functions relating to the Vessels are conducted by VS, including activities such as supervising the maintenance and general efficiency of the Vessels, crewing, arrangement and supervision of drydocking and repairs, alterations and the upkeep of the Vessels, arrangement of the supply of necessary stores, spares and lubricating oil, and appointment of supervisors and technical consultants.

In 2006, VS employed numerous employees in connection with the management of the Vessels. VS also is responsible for providing the approximately 336 seafaring personnel who are employed by the Subsidiaries. The relevant Subsidiary employs seagoing personnel for the duration of each voyage. VS ensures that all seamen have the qualifications and licenses required to comply with international regulations and shipping conventions, and that the Vessels employ experienced and competent personnel.

The commercial management of the Vessels is conducted by Eagle (USA). Eagle(USA) performs most of the operations, chartering, and financial management services necessary to support the Vessels. Eagle (USA) employs approximately eight shore-based personnel engaged in the commercial management of the Vessels. Additionally, the seafaring employees of the Subsidiaries perform most of the necessary ordinary course maintenance on the Vessels. These employees inspect all of the Vessels, both at sea and while the Vessels are in port.

For purposes of rendering our opinion, you have authorized us to assume that, based on the expectations of the Eagle Group with respect to the future operations of the Vessels, the Eagle Group, in the aggregate, has not and will not derive more than 25 percent of its gross income with respect to any taxable year from income other than Charter Fees which could constitute “passive income” within the meaning of Code section 1297(a).

III.  ANALYSIS OF THE PFIC STATUS OF THE MEMBERS OF THE EAGLE GROUP

A.	Introduction

A special and adverse United States federal income tax regime applies to United States persons5 who own, directly or indirectly pursuant to specific constructive stock ownership

5     Individuals who are citizens or residents of the United States, corporations formed under domestic law and estates and trusts which are subject to United States federal income taxation regardless of the source of their income are treated as United States persons for

Footnote continued from previous page.

rules, shares in a foreign corporation which is a PFIC within the meaning of section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, a foreign corporation will be treated as a PFIC for any taxable year in which either (i) at least 75 percent of its gross income for the year consists of certain specified types of “passive income,” or (ii) at least 50 percent of the average value of the assets held by the corporation during the taxable year produce, or are held for the production of, “passive income.”6 For purposes of determining whether a foreign corporation is a PFIC, the corporation generally will be treated as earning and owning its proportionate share of the income and assets, respectively, of any subsidiary corporation in which it owns (directly or indirectly) at least 25 percent of the value of the subsidiary’s stock.7   In addition, a foreign corporation will be treated as earning and owning the income and assets respectively of any subsidiary entity which is treated as an entity disregarded from such corporation for United States federal income tax purposes.

Code section 1297(b)(1) provides that, subject to certain specified exceptions, the term “passive income” for PFIC purposes “means any income which is of a kind which would be foreign personal holding company income as defined in section 954(c).”8

Code section 954(c)(1) provides that the term “foreign personal holding company income” includes gross income consisting of, among other items, “rents” and the net gains, if any, derived from the sale or exchange of property that produces rental income, other than property held by the foreign corporation as inventory or primarily for sale to customers in the ordinary course of its trade or business.9 Notwithstanding this general inclusion of “rents” as

Footnote continued from previous page.

United States federal income tax purposes.

6      Code § 1297(a).

7      Code § 1297(c).

8     Under Code section 1297(b)(2), certain types of income which would otherwise be treated as “passive income” will not be so treated if they are derived in the active conduct of a licensed banking or insurance business or are received or accrued by a foreign corporation from a related person to the extent such income is properly allocable to income of such related person which is not “passive income.”

9     In addition to “foreign personal holding company income,” income subject to Subpart F of the Code also included, for taxable years prior to January 1, 2005, “foreign base company shipping income,” which was defined in former Code section 954(g) to include “income derived from, or in connection with, the use (or hiring or leasing for use) of any vessel in foreign commerce, or from, or in connection with, the performance of services directly related to the use of any such vessel….” Former Code section 954(b)(6)(A) provided that income of a foreign corporation which constituted “foreign base company shipping income”

Footnote continued on next page.

“passive income,” Code section 954(c)(2)(A) provides that “foreign personal holding company” income does not include “rents . . . which are derived in the active conduct of a trade or business” and which are received from persons who are not “related persons” to the foreign corporation (within the meaning of Code section 954(d)(3)). Treas. Reg. § 4.954-2(b)(6) provides specific rules for applying this statutory exception for “active” rental income. Income derived by the performance of services does not constitute “foreign personal holding company income” within the meaning of Code section 954(c).

Based on the statutory and regulatory provisions cited above, it appears clear that the PFIC rules were generally not intended to apply to foreign corporations engaged in the active conduct of a trade or business. Rather, as indicated by the legislative history of the Tax Reform Act of 1986 (the “1986 Act”), these rules were enacted principally to prevent United States persons from deferring the taxation of investment income and possibly converting the character of such income from ordinary income into capital gains.10  Further, based on our interpretation of the purposes of the PFIC rules and the corresponding legislative history, we believe it is clear that the PFIC rules were not intended to apply to holding corporations who conduct an active trade or business through a group of entities formed solely for the purpose of providing limited liability.

B.	Applicability of the PFIC Rules to the Eagle Group

1.  Introduction

Based on the rules discussed in subsection A above, it is clear that the Charter Fees could constitute “passive income” for purposes of determining whether any member of the

Footnote continued from previous page.

was not considered as subpart F income under any other provision of Code section 954(a). Because characterization of shipping income took priority over “passive income” for purposes of Code section 954 in an overlap situation, it could be argued that income which would have constituted “foreign base company shipping income” cannot also constitute “foreign personal holding company income” for purposes of Code section 1297(a). However, notwithstanding the priority noted in the preceding sentence, we believe the better view is that, for PFIC classification purposes, (i) the term “passive income” would not take into account any of the exclusions or special rules contained in Code section 954(b), and (ii) income which would have constituted “foreign base company shipping income” can nevertheless constitute “passive income” for purposes of Code section 1297(a) if such income is “of a kind which would be foreign personal holding company income” (i.e., rents).

10   See, e.g., S. Rep. No. 99-313, 99th Cong., 2nd Sess. at pp. 393-394 (1986) and General Explanation of the Tax Reform Act of 1986, Joint Committee on Taxation, 99th Cong., 2nd Sess. at pp. 1023-1024 (Jt. Comm. Print).

Eagle Group is a PFIC, only if the Charter Fees are treated for such purposes as “rents.” We are not aware of any definitive authority addressing the tax characterization for purposes of Code section 1297(a) of fees derived by a foreign corporation from the time and voyage chartering of its vessels. However, as discussed more fully below, there is a significant amount of authority relating to other provisions of the Code supporting the view that time and voyage chartering fees should be treated as service income, rather than “rents,” for purposes of Code section 1297(a) since the owner of the vessel remains in possession, command and control of the vessel and provides significant services in connection with the charterer’s use of the vessel.

2.  Code Section 7701(e)

Treatment of the Charter Fees as services income for federal income tax purposes is supported by Code section 7701(e) and the case law authority preceding its enactment. This statutory provision was enacted in 1984 to provide specific rules for distinguishing between a service contract and a lease of property for most United States federal income tax purposes.11   Code section 7701(e) provides that, for purposes of sections 1 through 1400 of the Code, a contract which purports to be a service contract will be treated as a lease if the contract is properly treated as a lease of property by taking into account all relevant factors, including, whether or not:

1.	the service recipient is in physical possession of the property;

2.	the service recipient controls the property;

3.	the service recipient has a significant economic possessory interest in the property;

4.	the service provider does not bear any risk of substantially diminished receipts or substantially increased expenditures if there is nonperformance under the contract;

5.	the service provider does not use the property concurrently to provide significant services to entities unrelated to the service recipient; and

6.	the total price payable by the service recipient under the service contract does not substantially exceed the rental value of the property for the contract period.[12]

11    The principal purpose of this legislation was to address the fact that a taxpayer derived greater investment tax credits and accelerated depreciation deductions if an agreement is determined to be a service contract, rather than a lease. See Section 31(e) of the Tax Reform Act of 1984 (P.L.98-369).

12    The factors set forth in Code section 7701(e) are substantially similar to those utilized by the

Footnote continued from previous page.

Applying the factors enumerated in Code section 7701(e) to the time and voyage charters of the Vessels entered into by the Subsidiaries, we believe that these charters should qualify as service contracts, rather than leases. Thus, pursuant to these charters:

(i)	the Subsidiaries remain in physical possession and control of the Vessels because the Vessels will at all times be operated by personnel employed by, or on behalf of, the Subsidiaries;

(ii)
the Subsidiaries retain the possessory and economic interest in the Vessels because (x) the Vessels will not be used by any of the Charterers for a substantial portion of the Vessels’ useful lives, and (y) the Subsidiaries retain all of the benefits and burdens of ownership of the Vessels (i.e., the Charterers do not bear any risk of loss with respect to the Vessels or share in any appreciation in the value of the Vessels);

(iii)	under its charters, the Subsidiaries generally bear the risk of substantially increased expenditures if there is nonperformance under the charters by either the Subsidiaries or the Vessels; and

(iv)
the amount of the Charter Fees payable with respect to each charter of a Vessel reflects the operating costs that are attributable to items other than the operations of the Vessel without any cargo (e.g., the costs of the crew employed by an Subsidiary to operate the Vessel).[13]

Footnote continued from previous page.

courts in distinguishing between a service contract and a lease prior to the enactment of that statutory provision. See, e.g., Xerox Corporation v. United States, 656 F.2d 659 (Ct. Cl. 1981) (holding that contracts pursuant to which photocopying machines were installed with various governmental and tax-exempt organizations were management contracts rather than leases) and Amerco v. United States, 82 T.C. 654 (1984) (holding that U-Haul International was the lessee of trailers, trucks and towbars owned by the lessors of such equipment). The legislative history of Code section 7701(e) indicates that this provision extends, rather than codifies, prior case law by mandating the examination of other facts and circumstances that may not have been considered by the courts. General Explanation of the Deficit Reduction Act of 1984, 98th Cong., 2d Sess. at p. 59 (Jt. Comm. Print. 1984).

13    The only statutorily enumerated factor that indicates that a time or voyage charter should be treated as a lease for tax purposes is that a Vessel may not concurrently be used by multiple charterers.

3.  Code Section 883

In Revenue Ruling 74-170, 1974-1 C.B. 175, the Internal Revenue Service (the “IRS”) ruled that the income derived by a foreign corporation that is actively engaged within the United States in the leasing of vessels for time charters and voyage charters qualifies for the tax exemption provided by Code section 883 because the corporation’s income is “generated by the business of transporting goods and passengers, as distinguished from the income from investment.” This holding was based on the IRS’s interpretation of the language in Code section 883 which then provided a United States tax exemption for the income of a foreign corporation “derived from the operation of a ship.”14 In this regard, the IRS noted that the shipping tax agreements entered into between the United States and certain foreign countries define the phrase “operation of a ship” to mean the “business or enterprise, carried on by owners or charterers of a ship or ships, of transporting persons, articles, mails and other cargo. . . .”

Of particular relevance to the characterization of the Charter Fees for purposes of Code section 1297(a) is the clear distinction made by the IRS in Revenue Ruling 74-170 between rental income derived by a ship owner from the bareboat charter of a ship and the rental income derived from a time charter or voyage charter of the ship. The IRS noted that payments received by the owner of a bareboat chartered vessel are generally regarded as “rents” received from an investment and not as shipping profits excludable from gross income under Code section 883. In contrast to bareboat charter rental,15   the IRS stated that this statutory exclusion does apply if the “owner is actively engaged in the shipping business” and held that a foreign corporation that is “actively engaged in the leasing of vessels to others under time charters and voyage charters is considered engaged in the shipping business. . . .” Further, the IRS stated that this holding would not change even if the vessel owner “acts through an agent” provided that the owner “retained . . . the risk of the venture.”

We believe the holding and rationale of Revenue Ruling 74-170 supports excluding the Charter Fees as “passive income” for purposes of Code section 1297(a). The IRS has clearly recognized that the significant services provided by, and the risks of operation borne by, a ship owner in time charters and voyage charters of ships cause the owner to be treated as engaged in a business activity for purposes of Code section 883(a). While Code sections 883(a) and 1297(a) have different statutory language, both provisions make a clear distinction between activities generating investment income, which the IRS views as passive “non-operational” income, and those comprising a business, which the IRS views as “operational” income. If time and voyage charters are treated as business activities of a ship owner for purposes of Code

14    Code section 883(a) has since been amended to provide a United States tax exemption for the income derived by a foreign corporation from the “international” operation of a ship.

15    We note that the 1986 Act amended Code section 883 to specifically treat income derived from a bareboat charter of a vessel as income qualifying for that statutory exclusion. See Code sections 883(a)(4) and 872(b)(6).

section 883(a), we do not see a sound basis for the IRS treating such charters as investment activities for PFIC purposes.

The IRS’s distinction between time and voyage charters and bareboat charters in Revenue Procedure 91-12, 1991-1 C.B. 473, provides additional support for the treatment of the Charter Fees as services income for federal income tax purposes. This Revenue Procedure sets forth the IRS position regarding the proper procedures to be followed by foreign persons for claiming the exemption from federal income taxation provided under Code section 883 or an applicable income tax treaty and for computing, reporting and paying the four percent tax on shipping income that is not eligible for any such tax exemption.16 In Section 4.08 of this Revenue Procedure, the IRS defined the term “leasing” for purposes of applying the special rules for determining under Code section 887(b)(4) whether “United States source gross transportation income” derived by a foreign person constitutes “effectively connected income” with respect to such person. In this regard, the IRS stated that “the term ‘leasing’ means the bareboat charter of a vessel or aircraft. Time or voyage charter income is not considered income from leasing for this purpose. It is considered income from the use (or operation) of a vessel or aircraft.” We do not see any reason why the distinction made by the IRS between the different types of charter income for purposes of Code section 887(b)(4) should not be equally applicable for other purposes of the Code, including Code section 1297(a).

4.  S Corporations

A substantial line of authority interpreting the definition of the term “rents” for purposes of the statutory provisions relating to subchapter S corporations (“S corporations”) also supports treatment of the Charter Fees as services income, rather than as rental income, for federal income tax purposes. Code section 1375 imposes a corporate tax on S corporations that were formerly C corporations and derive more than 25 percent of their gross receipts in any taxable year from “passive investment income.” The term “passive investment income” is statutorily defined to expressly include “rents” but does not include income derived from the performance of services.17 The applicable Treasury regulations define the term “rents” to mean amounts received for the use of, or right to use, real or personal property other than rental income derived in the active conduct of trade or business and provide that a taxpayer is engaged in such conduct if it provides “significant services” and incurs substantial costs in connection with its lease of property.18 As discussed more fully below, the IRS and the courts have held that income derived from time and voyage charters of ships and rents received from the chartering of aircraft where the owner provides significant services to the charterer do not constitute “rents” for purposes of the statutory provisions concerning S corporations.

16    See Code § 887.

17    See Code § 1362(d)(3)(C)(i).

18    Treas. Reg. § 1.1362-2(c)(5)(ii)(B)(1), (2).

In Revenue Ruling 81-197, 1981-1 C.B. 166, the IRS held that amounts received by an S corporation from the full service charter of an aircraft are not “rents” for purposes of the “passive investment income” tests contained in the predecessor to Code section 1375.19   In connection with the chartering of its aircraft, the S corporation involved in Revenue Ruling 81-197 conducted negotiations for chartering the aircraft, actually chartered the aircraft and collected the charter fees. In consideration for the charter fees, the S corporation provided all pilots, fuel, catering and operating supplies and paid for all hull and liability insurance, landing and parking fees, taxes and governmental fees and charges. The pilots of the aircraft were employees of the S corporation. The S corporation also entered into a management agreement with the aircraft manufacturer to secure assistance in maintaining the aircraft. The charter arrangements between the S corporation and the charterers of the aircraft permitted the charterers to specify the aircraft’s destination and a desired time to depart for that destination.

In holding that the charter payments did not constitute “rents” for S corporation purposes, the IRS stated that the first issue to consider is “whether the payments were in return for the use of, or right to use, property of the corporation, as opposed to being made for some other reason, such as compensation for services rendered.” Under the facts involved in the ruling, the IRS stated that the S corporation retained “possession, command and control” of the aircraft because the pilot was an employee of the S corporation and had primary authority for the safety and actual operation of the aircraft. Based on this finding, the IRS held that the S corporation was using the aircraft to “furnish a transportation service” and that the payments it received under its charters were “compensation for transportation services rendered and not payments for the use of the aircraft.”

The rationale set forth in General Counsel Memorandum 38525 (September 30, 1980) (“GCM 38525”), which the IRS issued in connection with its issuance of Revenue Ruling 81-197, provides additional support for treating the Charter Fees as income from the performance of services. In GCM 38525, the IRS stated that a payment does not constitute “rent” within the meaning of Code section 1372(e)(5)(C) if either (i) the payor receives a service in return for it, rather than the use of corporate property as such, or (ii) the S corporation also provides “significant services” to the payor in connection with the payment. As an example, the IRS indicated that a taxicab fare escapes classification as rent “because it is a payment for a transportation service, rather than for the use of property (even though the corporation’s property, the taxicab, is used in providing the service).” This same rationale would appear to be applicable to a ship owner who enters into a time or voyage charter with respect to a vessel. In each case, the ship owner is bearing substantially all (since fuel costs typically are paid by the

19    Prior to its replacement in 1982 by Code section 1375, Code section 1372(e)(5) provided for the termination of a corporation’s S corporation election if the corporation derived more than 20 percent of its gross receipts in any taxable year from “passive investment income.” As with respect to the current Treasury regulations, the then applicable Treasury regulations provided that payments for the use of personal property do not constitute “rents” for purposes of the S corporation provisions if “significant services” were rendered in connection with such payment. See former Treas. Reg. § 1.1372-4(b)(5)(vi).

charterer) of the costs of operating the vessel and the vessel is being operated by crew members who are employees of the ship owner. As in the case of the taxpayer in Revenue Ruling 81-197, at all times during a time or voyage charter of a ship, the ship owner is in “possession, command and control” of the vessel.20

Even more compelling support for treating the Charter Fees as services income is found in the reliance in GCM 38525 on the holding and rationale of Revenue Ruling 74-170, supra. In GCM 38525, the IRS stated that “the issue and factual context in Revenue Ruling 74-170 are similar “to those in Revenue Ruling 81-197”, and “the conclusion as to time and voyage charters is extremely relevant to the instant case in that essentially what is concluded is that earnings derived from such charters are income generated by the business of transporting goods and passengers rather than payments for the use of the vessel.” In this regard, the IRS noted that, based on the holding in Revenue Ruling 74-170, it had drafted a proposed revenue ruling holding that fees received by a ship owner for time and voyage charters does not constitute “rents” for purposes of the definition of “personal holding company income” contained in Code section 543(a)(2). While the issuance of this proposed revenue ruling had been postponed due to the fact that the issue was being considered in connection with a pending regulations project, the IRS indicated that “the proposed revenue ruling would provide extremely persuasive support” for the position taken in Revenue Ruling 81-197. Thus, the IRS clearly viewed the rationale of Revenue Rulings 81-197 and 74-170 to be nearly identical.

The decision of the Tax Court in Winn v. Commissioner, 67 T.C. 499 (1976), aff’d. in part and rev’d. in part, 595 F.2d 1060 (5th Cir. 1979) and its reference to the Supreme Court decision in United States v. Shea, 152 U.S. 178 (1894) also support the different tax characterizations of fees derived from time and voyage charters of ships and fees derived from bareboat charters of ships. In Winn, the Tax Court held that amounts received by an S corporation from its bareboat charters of barges constituted “rents” for S corporation eligibility purposes because the S corporation did not, under the particular facts involved in that case, provide “significant services” to the charterer in connection with its bareboat charters. However, in rejecting the S corporation’s contention that bareboat charter income cannot constitute “rent,” the Tax Court relied upon the Supreme Court’s decision in the Shea case. In that decision, the Supreme Court emphasized the distinction between bareboat charters of ships and “contracts of affreightment” where, as with respect to time and voyage charters, the ship owner agrees to transport goods for hire and retains the “possession and control” of the ship. In this regard, the Supreme Court stated that the latter contracts were “contract[s] for a special service to be rendered by the owner of the vessel.” The Supreme Court’s recognition that contracts of affreightment are service contracts which do not involve “rents” clearly supports the conclusion that the Charter Fees derived by the Subsidiaries from such “service contracts” should not constitute “rents” for purposes of the PFIC rules.

20    In essence, a time charter is a series of voyage charters taking place at the direction of the charterer during a specified time period. In GCM 38525, the IRS stated that the aircraft owner remains “in control” of the aircraft even though the charterers of the aircraft may decide the time and destination of flights.

Further, in General Counsel Memorandum 39169 (November 28, 1973) (“GCM 39169”), the IRS held that charter fees derived by an S corporation from the chartering of its aircraft constituted “payments for transportation services,” and not “rents,” for purposes of former Code section 1372(e)(5)(C) even though most of the services provided by the S corporation in connection with such chartering were actually performed by an independent third party pursuant to an Aircraft Agency Agreement. Similarly, in Private Letter Ruling 8916057 (Jan. 25, 1989),21   the IRS held that income derived by an S corporation from the time and voyage charters of vessels owned by a limited liability partnership in which the S corporation was a limited partner did not constitute “rents” or “passive investment income” within the meaning of Code section 1362(d)(3). In this regard, the limited partnership involved in this ruling had entered into an Operating Management Agreement with a corporation pursuant to which the corporation, in exchange for a specified fee, acted as the limited partnership’s agent in connection with the operation and management of the partnership’s vessels, including performing the transportation services required by the time and voyage charters (including hiring the crews), collecting the charter fees, and paying all of the operational expenses of the vessels (including the salaries of the crew). In reaching its holding in this private letter ruling, the IRS stated that the limited partnership “through the Agent” receives compensation for services rendered and not “rent” for purposes of the S corporation provisions of the Code. Relying upon its holding in Revenue Ruling 74-170, the IRS stated that the limited partnership, not its agent, will enjoy any “profit and bear any loss from the charter business.”

5.  Code Sections 543 and 553

Additional support for not treating the Charter Fees as “rents” within the meaning of Code section 1297(a) is found in the authority interpreting the definition of that term for purposes of the personal holding company provisions of the Code. Code section 543(a)(2) provides that the term “personal holding company income” includes “rents.” Treasury regulation § 1.543-1(b)(10) defines the term “rents” for this purpose to mean “compensation (however designated) for the use, or right to use, property of the corporation  . . .” including “charter fees.”

As with respect to the other statutory provisions discussed above, the courts and the IRS have held that amounts received under leasing arrangements do not constitute “rents” for purposes of Code section 543(a)(2) where the owner of the leased property also provides significant services to the lessee.22

21    While the Subsidiaries may not rely upon a private letter ruling or a Technical Advice Memorandum received by another taxpayer, such a pronouncement by the National Office of the IRS indicates the position of the IRS at the time of the ruling on the technical issue involved therein.

22    See, e.g., Webster Corporation v. Commissioner, 25 T.C. 55 (1955), aff’d. per curiam, 240 F.2d 164 (2d Cir. 1957) (holding that income derived from farms operated and managed by a corporation through a supervising agent who engaged farmers to operate the properties under a crop-sharing arrangement was not “rent” for personal holding company purposes)

Footnote continued on next page.

More relevant to the proper tax characterization of the Charter Fees is the IRS holding in Technical Advice Memorandum 7202140920A (February 14, 1972) that charter fees received by a ship owner from time and voyage charters of tankers did not constitute “rents” for purposes of Code section 543(a)(2) because the IRS regarded the charters as contracts for transportation services. In reaching this holding, the IRS relied, in part, on the distinctions between bareboat charters and time and voyage charters contained in the treatise by Gilmore and Black entitled The Law of Admiralty. With regard to time and voyage charters, the IRS concluded that “the legal attributes of a voyage charter place the taxpayer in the position of owner, possessor and user of the vessel, but the economics of a voyage charter make it clear that this is a straightforward business operation, with the risks of profit or loss which normally attend a business operation.”

Based on the similarity of the facts between those set forth in this Technical Advice Memorandum and those relating to the time charters entered into by the Subsidiaries relating to the Vessels, we believe that the rationale adopted by the IRS in the Technical Advice Memorandum should be applicable in determining whether the Charter Fees constitute “rents” for purposes of both Code sections 954(c) and 1297(a). Support for this view is found in the fact that the definition of “foreign personal holding company income” for purposes of Code section 954(c) should be interpreted in the same manner as the term “personal holding company income” which is contained in Code section 543. Thus, the applicable Treasury regulations indicate that the term “rent” has the same definition for purposes of the “foreign personal holding company” provisions of Code section 553 as it does for Code section 543.23 Further, prior to the 1986 Act, the definition of “foreign personal holding company income” contained in Code section 954(c) specifically referred to the definition of that term in Code section 553.24 While this specific cross-reference to Code section 553 was eliminated by the 1986 Act when Code section 954(c) was amended to include several additional types of passive income (such as foreign currency gains and income equivalent to interest) in the definition of “foreign personal holding company income” for subpart F purposes, there is no indication in the legislative history of the 1986 Act that this statutory amendment was intended to change the meaning of the term “rents” for

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and Revenue Ruling 67-423, 1967-2 C.B. 221 (holding that payments received by a corporation from its lease of farmland under a crop-sharing arrangement did not constitute “rents” for personal holding company purposes where the corporation materially participated in the management of the farm production).

23    See Treas. Reg. § 1.553-1

24    Code Section 553 was repealed as part of the American Jobs Creation Act of 2004. P.L. 108-357, § 413 (2004)./DIV>

purposes of Code section 553.25

6.  Code Section 512(b)(3)

The tax treatment of the Charter Fees as income derived by the Subsidiaries from their performance of services, rather than rents, is also supported by the authority under Code section 512(b)(3). This statutory provision provides that, subject to certain limited exceptions not applicable to the chartering of the Vessels, income constituting “rents from real property” does not constitute “unrelated business income” that could be taxable to a tax-exempt organization pursuant to Code section 511. The Treasury regulations defining the term “rents from real property” for this purpose provide that such term does not include payments for the use or occupancy of rooms and other space where (i) services are rendered primarily for the convenience of the occupant, and (ii) the services are not usually or customarily rendered in connection with the rental of rooms or other space for occupancy only.26 These Treasury regulations indicate that amounts received by an owner of leased property may not be treated as “rents” for relevant federal income tax purposes where the owner provides services to the lessee in addition to permitting the lessee to use the leased property.

7.  Other Statutory Provisions Defining the Term “Rent”

In reaching its holding in Revenue Ruling 81-197 that the aircraft charter fees derived by the taxpayer involved in that ruling did not constitute “rents” for S corporation purposes, the IRS relied upon its prior holdings in three Revenue Rulings concerning the applicability of the excise tax imposed by Code section 4261 on amounts paid within the United States for “taxable transportation” services. In Revenue Ruling 60-311, 1960-2 C.B. 341, the IRS held that certain helicopter rental companies are considered to be furnishing a “transportation service” pursuant to service contracts taxable under Code section 4261 where they enter into contracts, designated as leases, whereby they (1) lease helicopters with pilots to an oil company for use in transporting the company’s personnel and equipment, (2) retain possession, command and control of the helicopters, and (3) perform all services in connection with the operation of the helicopters. A similar conclusion was reached in Revenue Ruling 76-394, 1976-2 C.B. 355, and Revenue Ruling 76-431, 1976-2 C.B. 328. In GCM 38525, the IRS analyzed the rationale of Revenue Ruling 60-311 in distinguishing between a lease and a service contract for purposes of Code section 4261 and concluded that “no significance” should be given to the use of the term “lease” in that Revenue Ruling in determining whether a particular transaction is a service contract or a lease for such purposes.

Further, the IRS has ruled that income derived from a lease of property may properly be treated as income from the performance of services, rather than rents, for purposes of

25    See generally, H. Rep. No. 99-426, 99th Cong., 1st Sess. 389-401 (1986); S. Rep. No. 99-313, 99th Cong., 2nd Sess. 361-370 (1986).

26    Treas. Reg. § 1.512(b)-1(c)(5).

Code section 165(g)(3)(B). Thus, in Revenue Ruling 88-65, 1988-2 C.B. 32, the IRS held that amounts received by a corporation with respect to the leasing of automobiles and trucks do not constitute “rents” within the meaning of Code section 165(g)(3)(B) (which statutory provision relates to the definition of an “affiliated” corporation for purposes of the rules concerning worthless securities) where the corporation performs significant services in connection with such leasing activities.27

C.    Tax Characterization of the Charter Fees

Based upon the facts set forth in Section II above and the authorities discussed in subsection B above, we believe that the Charter Fees should be characterized as services income, rather than “rents,” for purposes of determining whether any member of the Eagle Group is a PFIC. Although there is no authority directly holding that fees received by a ship owner from time charters or voyage charters of a vessel do not constitute “passive income” for purposes of Code section 1297(a), we believe that the authorities discussed above clearly support the conclusion that such charter fees should not be characterized as “rents” for relevant federal income tax purposes if the owner of the property involved retains the “possession, command and control” of the property and/or provides “significant services” to the person using the property. Each Subsidiary is responsible under its time charters of the Vessels for providing the crew and bearing substantially all of the costs relating to the operations of the Vessels and retains the risk of loss with respect to the Vessel. Therefore, each Subsidiary should be treated as both (i) retaining the “possession, command and control” of the Vessels within the meaning of the relevant authorities, and (ii) providing “significant services” to the charterers of the Vessels.

Our view regarding the tax characterization of the Charter Fees is not affected by the fact that VS, rather than the Subsidiaries, may be the signatory on the employment contracts with the various members of the crews that operate the Vessels. Pursuant to the Technical Management Agreements, each Subsidiary bears the entire cost of the crew and the operations of the Vessels through its reimbursement payments to VS. As set forth in the Technical Management Agreement, each crew member “will be employed” by the Subsidiary and VS will execute the employment contracts with such members on behalf of the Subsidiary. As such and as expressly stated in the Technical Management Agreement, VS is merely acting as the agent for each Subsidiary in connection with an agency agreement and each employment contract executed by VS. Therefore, the activities of VS should be attributed to the Subsidiaries for purposes of determining the tax characterization of the Charter Fees and the necessary tax .

27    While noting that the term “rents” as used in Code section 165(g)(3)(B) is not defined or discussed in the Code, the legislative history of the statutory provision or its predecessor provisions or the underlying Treasury regulations, the IRS relied upon the definition of that term in Code section 1244(c)(1)(C) regarding the definition of “section 1244 stock” and former Code section 1372(e)(5)(C). The IRS further stated that “it is appropriate to distinguish between active and passive rental income” for purposes of Code section 165(g)(3)(B).

analysis under Code section 1297(a) should be undertaken as if the Subsidiaries directly engaged in all of the activities engaged in by VS as described in the Technical Management Agreements.

This view is supported by a number of the authorities discussed above. Thus, in Revenue Ruling 74-170, the IRS held that ship owners who entered into a time charter of its vessels was engaged in the shipping business and entitled to the benefits of the Code section 883 tax exemption regardless of whether the owner “charters the vessels directly or through agents.” In this regard, the IRS stated that “[t]he fact that a charterer acts through an agent does not change his entitlement to the exclusion, the crucial factor being retention by the charterer of the risk of the venture.” The same conclusion is reached by GCM 39169 (where the IRS held that charter fees derived by an S corporation from the chartering of its aircraft constituted “payments for transportation services,” and not “rents,” for purposes of former Code section 1372(e)(5)(C) even though most of the services provided by the S corporation in connection with such chartering were actually performed by an independent third party pursuant to an Aircraft Agency Agreement) and Private Letter Ruling 8916057 (where the IRS held that income derived by an S corporation from the time and voyage charters of vessels owned by a limited liability partnership in which the S corporation was a limited partner did not constitute “rents” or “passive investment income” within the meaning of Code section 1362(d)(3) even though an agent of the partnership conducted all of the activities relating to the operation and management of the partnership’s vessels on behalf of the partnership).

IV.  OPINION

In rendering the opinion set forth below, we have examined the registration statement and such other documents and materials as we have deemed relevant.

Based upon all of the foregoing and our review of the Code, the final, temporary and proposed Treasury regulations promulgated under the Code, Revenue Rulings, Revenue Procedures and other published pronouncements of the IRS, the published opinions of the United States Tax Court and other United States federal courts, and such other authorities, as we consider relevant, each as they exist as of the date hereof, we are of the opinion that Eagle should not be treated as a “passive foreign investment company” for United States federal income tax purposes. However, because there is no authority directly on point, we believe it is possible that the IRS might, upon an audit of the United States federal income tax returns filed by Eagle, disagree with this opinion. If the IRS were to fully litigate the issue involved, we believe that a court should ultimately agree with our opinion, although there can be no assurance in this regard. Because our opinion is based upon current law, no assurance can be given that existing United States federal income tax laws will not be changed by future legislative or administrative or judicial interpretation, any of which could affect the opinion expressed above.

This opinion is provided to the Underwriters in connection with the Offering. This opinion may not be quoted or relied upon by any other person or entity, or for any other purpose, without our prior written consent.

Exhibit D

Form of Opinion of the Company’s Special Marshall Islands Counsel

Ladies and Gentlemen:

We have acted as your counsel in connection with your purchase (the “Offering”) of up to [  ] shares of Common Stock, par value $.01 per share (the “Shares”), of Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”), pursuant to the Underwriting Agreement dated February 28, 2007 among you and the Company (the “Underwriting Agreement”). In connection with the Offering, you have asked us to deliver the following opinions with respect to the Company and to each of the Marshall Islands subsidiaries of the Company listed on Schedule I hereto (collectively the “Subsidiaries”) and with respect to the prospectus of the Company (as may be amended, the “Prospectus”) and a supplement thereto included in a registration statement on Form S-3 (file No. 333-139745) (as may be amended, the “Registration Statement”).

In rendering this opinion, we have examined and relied on originals or copies of the following:

i.	the Registration Statement;

ii.	the Underwriting Agreement;

iii.	any document incorporated or deemed to be incorporated by reference into the Registration Statement;

iv.	the Amended and Restated Articles of Incorporation and Bylaws of the Company; and

v.	the limited liability company agreements or the amended and restated limited liability company agreements, as the case may be, of each of the Subsidiaries.

We have also examined and relied, as to factual matters, upon originals, or copies certified to our satisfaction, of such records, documents, certificates of officers of the Company, the Subsidiaries, and of public officials and other instruments, and made such other inquiries, as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below. As to questions of fact material to this opinion, we have, with your approval, where relevant facts were not independently established, relied upon, among other things, the representations made in the Underwriting Agreement and certificates of officers of the Company or the Subsidiaries.

For the purpose of this opinion, we have further assumed:

i.
the power, authority and legal right of the parties to the Underwriting Agreement (other than the) to enter into and to perform their respective obligations thereunder and that the Underwriting Agreement has been duly authorized, executed and delivered by each such party;

ii.	the genuineness of all signatures on all documents and the completeness, and the conformity to original documents, of all copies submitted to us;

iii.
due compliance of the Underwriting Agreement with all matters of, and the validity and enforceability thereof under, all such laws as govern or relate to them (other than the laws of the Republic of the Marshall Islands as to which we are opining);

iv.
that you have duly and validly executed and delivered the Underwriting Agreement and has complied with all legal requirements pertaining to its status as such status relates to its rights to seek benefits of and enforce the Underwriting Agreement against the Company;

v.
that any required consents, licenses, permits, approvals, exemptions, qualifications or authorizations of or by, and any required registrations or filings with, any governmental authority or regulatory body of any jurisdiction other than the Republic of the Marshall Islands in connection with the transactions contemplated by the Underwriting Agreement have been duly obtained or made;

vi.	insofar as the opinions expressed herein relate to the issuance and delivery of the Shares, that such issuance and delivery are occurring as of the date hereof; and

vii.	that with respect to opinion 21 only, you are not deemed to be resident, domiciled, or carrying on any commercial activity in the Republic of the Marshall Islands.

In rendering this opinion, we advise you that we are not admitted to practice before the courts of the Republic of the Marshall Islands. However, certain members of this firm participated in the drafting of The Associations Law of 1990 and The Maritime Act of 1990 of the Republic of the Marshall Islands, and such members have, in the past, rendered legal opinions on similar subjects. Insofar as Marshall Islands law is involved in the opinions hereinafter expressed, we have relied upon opinions and advice of Marshall Islands counsel rendered in transactions which we consider to be sufficiently similar to those contemplated by the Underwriting Agreement as to afford a satisfactory basis for such opinions, upon our independent examination of the Marshall Islands Associations Law 1990 and the Marshall Islands Maritime Act of 1990, including amendments thereto effective as of May 9, 2005 as made available to us by the Marshall Islands Maritime & Corporate Administrators, Inc. and

upon our knowledge of the interpretation of analogous laws in the United States of America. In rendering the opinions set forth below, we have assumed that the Marshall Islands laws and regulations examined by us have not been the subject of any further amendments and that the persons who executed the aforementioned certificates of public officials are duly authorized to act in such capacity on behalf of the Registrar of Corporations of the Republic of the Marshall Islands.

Based upon and subject to the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that, insofar as the laws of the Republic of the Marshall Islands are concerned:

1.  The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the Marshall Islands, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the preliminary prospectus relating to the Shares (including the base prospectus attached thereto and the documents incorporated by reference therein, the “Pre-Pricing Prospectus”) in the Prospectus and the Company has the full power and authority to execute and deliver the Underwriting Agreement.

2.  Each of the Subsidiaries has been duly formed and validly exists as a limited liability company, in good standing under the laws of the Marshall Islands, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Free Writing Prospectus attached hereto as Annex A.

3.  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus. All of the issued shares of common stock of the Company, including the Shares, have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to any preemptive rights. The Shares to be delivered on the closing of the Offering by the Company have been duly authorized and are fully paid and non-assessable. The Shares conform to the descriptions of the Company’s common stock contained in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus.

4.  All of the issued and outstanding limited liability company interests of each of the Subsidiaries have been duly authorized and are validly issued, fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus.

5.  The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

6.  The filing of the Registration Statement, the Pre-Pricing Prospectus and the Prospectus with the U.S. Securities and Exchange Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

7.  Other than as set forth or contemplated in the Prospectus and insofar as matters of the Republic of the Marshall Islands are concerned, to our knowledge, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position or results of operations of the Company.

8.  The execution and delivery by the Company, and performance by the Company of its obligations under, the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Pre-Pricing Prospectus and the Prospectus will not violate or conflict with any provision of the Company’s Amended and Restated Articles of Incorporation or Bylaws, the limited liability company agreements of any of the Subsidiaries, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any rule or regulation, or, to our knowledge, any order of any court or governmental agency or body in the Republic of the Marshall Islands having jurisdiction over the Company or any of the Subsidiaries.

9.  No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Marshall Islands court or any judicial, regulatory or other legal or governmental agency or body is required for the execution and delivery of, and performance of the Company’s obligations under the Underwriting Agreement or the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, except such as have been duly obtained and are in full force and effect.

10.  Each of the Company and its Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect; each such authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect.

11.  The Company has the full right, power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement as described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus have been duly and validly taken.

12.  The Company and each of the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all governmental authorities and all courts and other tribunals, in the Marshall Islands, necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective business as conducted as of the date hereof (other than such licenses, permits, certificates, consents, orders, approvals and other authorizations the failure to obtain would not in the aggregate have a material adverse effect on the Company or the respective Subsidiary).

13.  Neither the Company nor its Subsidiaries are in violation of their respective articles of incorporation, bylaws or limited liability company agreement or other charter documents.

14.  The certificates evidencing the Shares are in due and proper form and the holders of Shares evidenced by such certificates will not be subject to any personal liability by reason of holding such Shares.

15.  Each of the vessels listed on Schedule I hereto is duly and validly registered as a vessel in the sole ownership of the Subsidiary set forth next to its name on Schedule I hereto under the laws of the Republic of the Marshall Islands; each vessel owning Subsidiary has good and marketable title to the vessel set forth next to its name on Schedule I hereto, free and clear of all liens, claims, charges, debts or encumbrances and defects of title of record on the Marshall Islands Ships Register, except as described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus; and each such vessel is in good standing with respect to the payment of past and current taxes, fees and other amounts payable under the laws of the Republic of the Marshall Islands as would affect its registry with the Marshall Islands Ships Register.

16.  The statements contained in the Company’s annual report on Form 10-K for the period ending December 31, 2006 and incorporated by reference into the Registration Statement under the captions “Risk Factors—Company Specific Risk Factors—We cannot assure you that our board of directors will declare dividends”, “Risk Factors—Risks Relating to Our Common Stock—We are incorporated in the Marshall Islands, which does not have a well-developed body of corporate law” and “Exchange Controls”; the statement contained in the Company’s registration statement on Form 8-A filed with the U.S. Securities and Exchange Commission on

June 20, 2005 under the heading “Description of Capital Stock”; the statement contained in the Pre-Pricing Prospectus and the Prospectus under the heading “Tax Considerations—Marshall Islands Tax Considerations” insofar as such statements constitute a summary of documents or matters of law, and those statements in the Registration Statement, and Prospectus that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects.

17.  The agreement of the Company to the choice of law provisions set forth in Section 13 of the Underwriting Agreement will be recognized by the courts of the Marshall Islands; the Company can sue and be sued in its own name under the laws of the Marshall Islands; the irrevocable submission of the Company to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York (each a “New York Court”), the waiver by the Company of any objection to the venue of a proceeding in a New York Court, the appointment by the Company of Seward & Kissel LLP as their agent for service of process and the agreement of the Company that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 of the Underwriting Agreement will be effective, insofar as the laws of the Marshall Islands are concerned, to confer valid personal jurisdiction over the Company.

18.  Neither the Company nor any of its Subsidiaries is required to file tax returns or is subject to taxation in the Republic of the Marshall Islands. All dividends and other distributions declared and payable on the shares of Common Stock of the Company and the capital stock of each of its Subsidiaries may under the current laws and regulations of the Republic of the Marshall Islands be paid in United States dollars and may be freely transferred out of the Republic of the Marshall Islands, and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the Republic of the Marshall Islands and are otherwise free and clear of any withholding, stamp, transfer, excise or other tax, and may be declared and paid without obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities, in the Republic of the Marshall Islands.

19.  You will not be deemed to be resident, domiciled, carrying on any commercial activity in the Republic of the Marshall Islands or subject to any taxation in the Republic of the Marshall Islands solely by reason only of the entry into, performance or enforcement of the Underwriting Agreement to which it is a party or the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Pre-Pricing Prospectus and the Prospectus. It is not necessary under the laws of the Republic of the Marshall Islands that you be authorized, licensed, qualified or otherwise entitled to carry on business in the Republic of the Marshall Islands for their execution, delivery, performance or enforcement of the Underwriting Agreement.

20.  No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable to the Republic of the Marshall Islands or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery of the Shares by the Company to or for your respective accounts or in connection with the resale of the Shares by you.

We also qualify our opinion to the extent that (i) the enforceability of the rights and remedies provided for in the Underwriting Agreement (a) may be limited by insolvency, bankruptcy, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws affecting generally the enforceability of creditors’ rights from time to time in effect and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, including application of principles of good faith, fair dealing, commercial reasonableness, materiality, unconscionability and conflict with public policy and other similar principles; (ii) while there is nothing in Marshall Islands law which prohibits a Marshall Islands corporation from submitting to the jurisdiction of a forum other than the Republic of the Marshall Islands, the validity and enforceability of the submission to jurisdiction provisions set forth in the Underwriting Agreement are not dependent upon Marshall Islands law and such provisions may not be enforceable under the laws of a particular jurisdiction; (iii) Marshall Islands courts are not bound by a foreign judgment and have the right to review a case on the merits if a motion is made to the court to the effect that there is no merit to the case or the foreign court lacked jurisdiction; and (iv) different results might be obtained under laws other than those of the State of New York by which the Underwriting Agreement is expressed to be governed.

This opinion is limited to matters of law of the Republic of Marshall Islands. We express no opinion with respect to the law of any other jurisdiction.

                                                                                                                                    Very truly yours,

Schedule I

LIST OF MARSHALL ISLANDS SUBSIDIARIES AND VESSELS OWNED BY
EACH MARSHALL ISLANDS SUBSIDIARY OF THE COMPANY

Subsidiary	Vessel
Condor Shipping LLC	(ii) Condor
Hawk Shipping LLC	Hawk I
Falcon Shipping LLC	Falcon
Harrier Shipping LLC	Harrier
Osprey Shipping LLC	Osprey I
Kite Shipping LLC	Kite
Sparrow Shipping LLC	Sparrow-
Griffon Shipping LLC	Griffon
Shikra Shipping LLC	Shikra
Peregrine Shipping LLC	Peregrine
Cardinal Shipping LLC	Cardinal
Heron Shipping LLC	Heron
Merlin Shipping LLC	Merlin
Jaeger Shipping LLC	Jaeger
Kestrel Shipping LLC	Kestrel I
Tern Shipping LLC	Tern
Kittiwake Shipping LLC	Kittiwake
Oriole Shipping LLC	-
Robin Shipping LLC	-
Golden Eagle Shipping LLC	-
Imperial Eagle Shipping LLC	-
Crested Eagle Shipping LLC
Crowned Eagle Shipping LLC
Shrike Shipping LLC	Shrike
Skua Shipping LLC	Skua

Annex A

None

Exhibit E

Form of Opinion of the Company’s Special Marshall Islands Counsel

We have acted as special Marshall Islands counsel to Eagle Bulk Shipping Inc., a non-resident domestic corporation organized and existing under the laws of the Republic of the Marshall Islands (the “RMI”) (the “Company”), in connection with the purchase by you of up to [_______] shares (the “Shares”), of Common Stock, par value US$0.01 per share (the “Common Stock”), pursuant to the Underwriting Agreement (the “Underwriting Agreement”), dated January 10, 2007, among the Company and you. This opinion is furnished to you pursuant to Section 7(e) of the Underwriting Agreement. We are licensed to practice law in the RMI and are members in good standing of the Bar of the RMI. We have sufficient knowledge of the laws of the RMI and are therefore qualified to give the opinions set forth herein. It is our understanding that the Company will be offering the Shares for sale and we are acting as special counsel to the Company for the purpose of rendering this opinion to you regarding the above mentioned laws.

We express no opinion as to matters governed by, or the effect or applicability of any laws of any jurisdiction other than the laws of the RMI which are in effect as of the date hereof. This opinion speaks as of the date hereof, and it should be recognized that changes may occur after the date of this letter which may effect the opinions set forth herein. We assume no obligation to advise the parties, their counsel, or any other party seeking to rely upon this opinion, of any such changes, whether or not material, or of any other matter which may hereinafter be brought to my attention.

This opinion is based on our review of the RMI Associations Law of 1990, the RMI Maritime Act of 1990, and the legal opinion, dated the date hereof, of Seward & Kissel LLP, RMI counsel to the Company, a copy of which is attached to this opinion (the “SK Opinion Letter”), and is furnished solely for your benefit and may not be used for any other purpose or relied upon by, nor copies disseminated to any person without my prior written consent in each case.

Based on the above we are of the opinion that there have not been any amendments to the RMI Associations Law of 1990 or the RMI Maritime Act of 1990 during 2006, and through the date of this letter, that substantively affect the legal opinions of Seward & Kissel LLP set forth in the Opinion Letter.

Exhibit F

Form of Officers’ Certificate

Pursuant to Section 7(n) of the Underwriting Agreement (the “Underwriting Agreement”), dated February 28, 2007, among Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”) and UBS Securities LLC (the “Underwriter”), each of the undersigned, Sophocles N. Zoullas, the duly appointed Chief Executive Officer of the Company, and Alan S. Ginsberg, the duly appointed Chief Financial Officer of the Company, does hereby certify that:

1.  He has reviewed the Registration Statement and the Prospectus.

2.  The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.  The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.  The conditions set forth in paragraphs (j), (k) and (l) of Section 7 of the Underwriting Agreement have been met.

5.  The financial statements and other financial information included in the Registration Statement or the Prospectus fairly present the financial condition, results of operations and cash flows of the Company and the Subsidiaries as of, and for, the periods therein presented.

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this March 6, 2007.

By:

Name: Sophocles N. Zoullas Title: Chief Executive Officer

By:

Name: Alan S. Ginsberg Title: Chief Financial Officer